Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

The financial statements and exhibits included in this financial supplement should be read in conjunction with Athene Holding Ltd.’s (AHL’s) reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL is a subsidiary of Apollo Global Management, Inc. (AGM). On January 1, 2022 (the Merger Effective Date), AHL completed the previously announced merger transaction pursuant to the Agreement and Plan of Merger, dated as of March 8, 2021 (the Merger Agreement), by and among AHL, AGM (formerly known as Tango Holdings, Inc.), Apollo Asset Management, Inc. (AAM, formerly known as Apollo Global Management, Inc.), Blue Merger Sub, Ltd. (AHL Merger Sub), and Green Merger Sub, Inc. (AAM Merger Sub). At the closing of the merger transaction, AAM and AHL became subsidiaries of AGM.

This financial supplement includes the financial statements of AHL and its subsidiaries as a standalone entity ("Predecessor") for the periods prior to the completion of the merger transaction, and AHL and its subsidiaries as a subsidiary of AGM ("Successor") for periods from and after the Merger Effective Date. The accompanying financial statements also reflect the impacts of pushdown accounting in which we use AGM’s basis of accounting, which reflects the fair market value of our assets and liabilities at the time of the merger, unless otherwise prescribed by GAAP.

Where applicable, prior year disclosures have been conformed to (i) the current period presentation and (ii) revisions to non-GAAP measure definitions. AHL undertakes no obligation to update or correct the information in this financial supplement. Certain totals may not sum to the corresponding components due to rounding.

AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted debt-to-capital ratio, net invested assets and net reserve liabilities. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common shareholder	$1,060	$(1,518)	$(2,155)	$(936)	$306	NM	(71)%	$3,718	$(4,303)	NM
Return on assets (ROA)	1.85%	(2.48)%	(3.59)%	(1.59)%	0.51%	NM	NM	1.72%	(1.78)%	NM

NON-GAAP
Spread related earnings (pre-tax)	$454	$670	$442	$576	$636	10%	40%	$2,509	$2,324	(7)%
Net spread	1.08%	1.48%	0.95%	1.20%	1.30%	10bps	22bps	1.55%	1.23%	(32)bps
Net investment spread	1.47%	1.86%	1.32%	1.60%	1.73%	13bps	26bps	1.94%	1.63%	(31)bps
Spread related earnings - normalized[1]	$420	$488	$535	$596	$684	15%	63%	$1,848	$2,329	26%
Net spread - normalized[1]	0.99%	1.08%	1.15%	1.24%	1.40%	16bps	41bps	1.15%	1.23%	8bps
Net investment spread - normalized[1]	1.38%	1.46%	1.52%	1.64%	1.83%	19bps	45bps	1.54%	1.63%	9bps

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$235,149	$246,134	$234,254	$236,700	$246,047	4%	5%	$235,149	$246,047	5%
Goodwill	—	4,181	4,153	4,058	4,058	—%	NM	—	4,058	NM
Total liabilities	212,968	232,442	230,865	238,566	243,667	2%	14%	212,968	243,667	14%
Debt	2,964	3,287	3,279	3,271	3,658	12%	23%	2,964	3,658	23%
Total AHL shareholders’ equity (deficit)	20,130	11,149	3,725	(1,346)	916	NM	(95)%	20,130	916	(95)%
Debt-to-capital ratio	12.8%	22.8%	46.8%	169.9%	80.0%	NM	NM	12.8%	80.0%	NM

NON-GAAP
Gross invested assets	$210,225	$221,720	$229,545	$236,720	$238,310	1%	13%	$210,225	$238,310	13%
Invested assets – ACRA noncontrolling interests	(34,882)	(37,449)	(40,240)	(41,563)	(41,859)	1%	20%	(34,882)	(41,859)	20%
Net invested assets	175,343	184,271	189,305	195,157	196,451	1%	12%	175,343	196,451	12%
Net reserve liabilities	161,951	174,234	177,633	182,160	184,326	1%	14%	161,951	184,326	14%
Notional debt	3,000	3,000	3,000	3,000	3,400	13%	13%	3,000	3,400	13%
Adjusted AHL common shareholder’s equity	14,803	14,930	14,582	15,048	15,210	1%	3%	14,803	15,210	3%
Adjusted debt-to-capital ratio[2]	14.9%	14.6%	14.8%	14.5%	15.6%	110bps	70bps	14.9%	15.6%	70bps

INFLOWS DATA
Gross organic inflows	$9,346	$11,556	$12,049	$12,955	$11,290	(13)%	21%	$37,034	$47,850	29%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	$9,346	$11,556	$12,049	$12,955	$11,290	(13)%	21%	$37,034	$47,850	29%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. As a result of the merger with AGM on January 1, 2022, we have elected pushdown accounting under GAAP and recorded our assets and liabilities at their fair market value as of the date of the merger. The resulting change in the value of our assets and liabilities limits the comparability of our financial results for the Successor and Predecessor periods. 1 Spread related earnings – normalized, net spread - normalized and net investment spread - normalized reflect adjustments to exclude notable items and normalize alternative income to an 11% long-term return, net of offsets. 2 Prior year ratios have been updated to include the notional amount of debt. See further discussion over this non-GAAP metric in the Notes to the Financial Supplement section.

Condensed Consolidated Statements of Income (Loss) (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
REVENUES
Premiums	$2,967	$2,110	$5,614	$3,045	$869	(71)%	(71)%	$14,262	$11,638	(18)%
Product charges	160	166	175	184	193	5%	21%	621	718	16%
Net investment income	1,942	1,683	1,726	1,843	2,319	26%	19%	7,100	7,571	7%
Investment related gains (losses)	1,660	(4,200)	(5,763)	(2,849)	106	NM	(94)%	4,215	(12,706)	NM
Other revenues	14	(3)	(9)	(26)	10	NM	(29)%	72	(28)	NM
Revenues of consolidated variable interest entities
Net investment income	19	17	30	33	31	(6)%	63%	77	111	44%
Investment related gains (losses)	20	(42)	22	79	260	229%	NM	(27)	319	NM
Total revenues	6,782	(269)	1,795	2,309	3,788	64%	(44)%	26,320	7,623	(71)%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	1,497	(41)	(621)	89	1,114	NM	(26)%	4,442	541	(88)%
Amortization of deferred sales inducements	60	—	—	—	—	NM	NM	198	—	NM
Future policy and other policy benefits	3,453	2,085	5,609	3,294	1,322	(60)%	(62)%	15,734	12,310	(22)%
Amortization of deferred acquisition costs and value of business acquired	102	125	125	125	134	7%	31%	632	509	(19)%
Policy and other operating expenses	333	335	358	388	412	6%	24%	1,128	1,493	32%
Total benefits and expenses	5,445	2,504	5,471	3,896	2,982	(23)%	(45)%	22,134	14,853	(33)%
Income (loss) before income taxes	1,337	(2,773)	(3,676)	(1,587)	806	NM	(40)%	4,186	(7,230)	NM
Income tax expense (benefit)	190	(407)	(484)	(210)	125	NM	(34)%	386	(976)	NM
Net income (loss)	1,147	(2,366)	(3,192)	(1,377)	681	NM	(41)%	3,800	(6,254)	NM
Less: Net income (loss) attributable to noncontrolling interests	52	(883)	(1,072)	(476)	339	NM	NM	(59)	(2,092)	NM
Net income (loss) attributable to Athene Holding Ltd. shareholders	1,095	(1,483)	(2,120)	(901)	342	NM	(69)%	3,859	(4,162)	NM
Less: Preferred stock dividends	35	35	35	35	36	3%	3%	141	141	—%
Net income (loss) available to Athene Holding Ltd. common shareholder	$1,060	$(1,518)	$(2,155)	$(936)	$306	NM	(71)%	$3,718	$(4,303)	NM

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other investment income, net	$1,304	$1,207	$1,302	$1,471	$1,727	17%	32%	$5,325	$5,707	7%
Alternative investment income	377	448	186	250	322	29%	(15)%	1,754	1,206	(31)%
Net investment earnings	1,681	1,655	1,488	1,721	2,049	19%	22%	7,079	6,913	(2)%
Strategic capital management fees	11	12	13	14	14	—%	27%	39	53	36%
Cost of funds	(1,073)	(826)	(886)	(966)	(1,219)	26%	14%	(3,993)	(3,897)	(2)%
Net investment spread	619	841	615	769	844	10%	36%	3,125	3,069	(2)%
Other operating expenses	(98)	(109)	(109)	(120)	(128)	7%	31%	(359)	(466)	30%
Interest and other financing costs	(67)	(62)	(64)	(73)	(80)	10%	19%	(257)	(279)	9%
Spread related earnings	$454	$670	$442	$576	$636	10%	40%	$2,509	$2,324	(7)%

Fixed income and other investment income	3.26%	2.83%	2.97%	3.27%	3.76%	49bps	50bps	3.51%	3.22%	(29)bps
Alternative investment income	16.40%	16.61%	6.38%	8.26%	10.55%	229bps	NM	21.37%	10.42%	NM
Net investment earnings	3.98%	3.65%	3.19%	3.58%	4.19%	61bps	21bps	4.42%	3.66%	(76)bps
Strategic capital management fees	0.03%	0.03%	0.03%	0.03%	0.03%	0bps	0bps	0.02%	0.03%	1bp
Cost of funds	(2.54)%	(1.82)%	(1.90)%	(2.01)%	(2.49)%	48bps	(5)bps	(2.50)%	(2.06)%	(44)bps
Net investment spread	1.47%	1.86%	1.32%	1.60%	1.73%	13bps	26bps	1.94%	1.63%	(31)bps
Other operating expenses	(0.23)%	(0.24)%	(0.23)%	(0.25)%	(0.26)%	1bp	3bps	(0.23)%	(0.25)%	2bps
Interest and other financing costs	(0.16)%	(0.14)%	(0.14)%	(0.15)%	(0.17)%	2bps	1bp	(0.16)%	(0.15)%	(1)bp
Spread related earnings	1.08%	1.48%	0.95%	1.20%	1.30%	10bps	22bps	1.55%	1.23%	(32)bps

Average net invested assets - fixed income	$159,664	$170,616	$175,115	$180,143	$183,597	2%	15%	$151,815	$177,178	17%
Average net invested assets - alternatives	9,199	10,782	11,673	12,088	12,207	1%	33%	8,204	11,564	41%
Average net invested assets	$168,863	$181,398	$186,788	$192,231	$195,804	2%	16%	$160,019	$188,742	18%

Note: Historical management view results were revised to be shown in a spread related earnings view. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$1,060	$(1,518)	$(2,155)	$(936)	$306	NM	(71)%	$3,718	$(4,303)	NM
Preferred stock dividends	35	35	35	35	36	3%	3%	141	141	—%
Net income (loss) attributable to noncontrolling interests	52	(883)	(1,072)	(476)	339	NM	NM	(59)	(2,092)	NM
Net income (loss)	1,147	(2,366)	(3,192)	(1,377)	681	NM	(41)%	3,800	(6,254)	NM
Income tax expense (benefit)	190	(407)	(484)	(210)	125	NM	(34)%	386	(976)	NM
Income (loss) before income taxes	1,337	(2,773)	(3,676)	(1,587)	806	NM	(40)%	4,186	(7,230)	NM
Realized gains (losses) on sale of AFS securities	396	(64)	(39)	(41)	(32)	22%	NM	545	(176)	NM
Unrealized, allowances and other investment gains (losses)[1]	427	(871)	(1,203)	(672)	(441)	34%	NM	1,053	(3,187)	NM
Change in fair value of reinsurance assets	(200)	(1,657)	(1,612)	(1,146)	331	NM	NM	(629)	(4,084)	NM
Offsets to investment gains (losses)	27	131	172	122	31	(75)%	15%	55	456	NM
Investment gains (losses), net of offsets	650	(2,461)	(2,682)	(1,737)	(111)	94%	NM	1,024	(6,991)	NM
Non-operating change in insurance liabilities and related derivatives, net of offsets	202	(81)	(381)	64	(56)	NM	NM	692	(454)	NM
Integration, restructuring and other non-operating expenses	(60)	(34)	(33)	(37)	(29)	(22)%	(52)%	(124)	(133)	7%
Stock compensation expense[2]	(11)	(12)	(13)	(15)	(16)	7%	45%	(38)	(56)	47%
Preferred stock dividends	35	35	35	35	36	3%	3%	141	141	—%
Noncontrolling interests - pre-tax income (loss) and VIE adjustments	67	(890)	(1,044)	(473)	346	NM	NM	(18)	(2,061)	NM
Less: Total adjustments to income (loss) before income taxes	883	(3,443)	(4,118)	(2,163)	170	NM	(81)%	1,677	(9,554)	NM
Spread related earnings	$454	$670	$442	$576	$636	10%	40%	$2,509	$2,324	(7)%

Note: Please refer to Notes to the Financial Supplement section for discussion on spread related earnings. 1 Unrealized, allowances and other investment gains (losses) was updated to include the change in fair value of Apollo investment. This investment was distributed to AGM following the merger in January of 2022. 2 Stock compensation expense was updated to include our long-term incentive plan expenses.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
NET FLOWS
Retail	$2,903	$2,865	$3,748	$6,132	$7,662	25%	164%	$8,781	$20,407	132%
Flow reinsurance	1,351	1,001	1,038	2,291	1,856	(19)%	37%	2,564	6,186	141%
Funding agreements[1]	2,215	5,696	1,755	1,588	1,000	(37)%	(55)%	11,852	10,039	(15)%
Pension group annuities	2,877	1,994	5,508	2,944	772	(74)%	(73)%	13,837	11,218	(19)%
Gross organic inflows	9,346	11,556	12,049	12,955	11,290	(13)%	21%	37,034	47,850	29%
Gross inorganic inflows[2]	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	9,346	11,556	12,049	12,955	11,290	(13)%	21%	37,034	47,850	29%
Gross outflows[3]	(4,344)	(4,883)	(4,925)	(7,000)	(11,064)	58%	155%	(17,534)	(27,872)	59%
Net flows	$5,002	$6,673	$7,124	$5,955	$226	(96)%	(95)%	$19,500	$19,978	2%

Inflows attributable to Athene	$7,015	$9,333	$8,889	$11,000	$10,022	(9)%	43%	$26,795	$39,244	46%
Inflows attributable to ADIP[4]	2,331	2,223	3,160	1,955	1,268	(35)%	(46)%	10,239	8,606	(16)%
Total gross inflows	$9,346	$11,556	$12,049	$12,955	$11,290	(13)%	21%	$37,034	$47,850	29%

Outflows attributable to Athene	$(3,593)	$(4,072)	$(4,062)	$(5,803)	$(9,787)	69%	172%	$(14,761)	$(23,724)	61%
Outflows attributable to ADIP[4]	(751)	(811)	(863)	(1,197)	(1,277)	7%	70%	(2,773)	(4,148)	50%
Total gross outflows[3]	$(4,344)	$(4,883)	$(4,925)	$(7,000)	$(11,064)	58%	155%	$(17,534)	$(27,872)	59%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual based outflows[5]	$(428)	$(1,100)	$(757)	$(2,398)	$(653)	(73)%	53%	$(1,523)	$(4,908)	222%
Policyholder-driven withdrawals[6]	(3,165)	(2,972)	(3,305)	(3,405)	(4,272)	25%	35%	(13,238)	(13,954)	5%
Core outflows	(3,593)	(4,072)	(4,062)	(5,803)	(4,925)	(15)%	37%	(14,761)	(18,862)	28%
Strategic reinsurance transaction	—	—	—	—	(4,862)	NM	NM	—	(4,862)	NM
Outflows attributable to Athene	$(3,593)	$(4,072)	$(4,062)	$(5,803)	$(9,787)	69%	172%	$(14,761)	$(23,724)	61%

Annualized rate[7]
Maturity-driven, contractual based outflows[5]	(1.0)%	(2.4)%	(1.6)%	(5.0)%	(1.4)%	NM	40bps	(1.0)%	(2.6)%	160bps
Policyholder-driven withdrawals[6]	(7.5)%	(6.6)%	(7.1)%	(7.1)%	(8.7)%	160bps	120bps	(8.2)%	(7.4)%	(80)bps
Core outflows	(8.5)%	(9.0)%	(8.7)%	(12.1)%	(10.1)%	NM	160bps	(9.2)%	(10.0)%	80bps
Strategic reinsurance transaction	—%	—%	—%	—%	(9.9)%	NM	NM	—%	(2.6)%	NM
Outflows attributable to Athene	(8.5)%	(9.0)%	(8.7)%	(12.1)%	(20.0)%	NM	NM	(9.2)%	(12.6)%	NM

1 Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) and funding agreement backed repurchase agreements (FABR) programs, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2 Gross inorganic inflows include acquisitions and block reinsurance transactions. 3 Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and funding agreement repurchases and maturities. 4 ADIP refers to Apollo/Athene Dedicated Investment Program and represents the noncontrolling interest in business ceded to ACRA. 5 Maturity-driven, contractual based outflows include defined/expected maturities from funding agreements and pension group annuity blocks, the amounts of which may vary on a quarterly basis, based on the timing of original issuance. 6 Includes full surrenders, partial withdrawals and other for retail, flow reinsurance and inorganic run-off. 7 The outflow rate is calculated as outflows divided by average net invested assets for the respective period, on an annualized basis.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	Predecessor	Successor
	December 31, 2021	December 31, 2022	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$100,159	$102,404	2%
Trading securities, at fair value	2,056	1,595	(22)%
Equity securities	1,170	1,487	27%
Mortgage loans	20,748	27,454	32%
Investment funds	1,178	79	(93)%
Policy loans	312	347	11%
Funds withheld at interest	43,907	32,880	(25)%
Derivative assets	4,387	3,309	(25)%
Short-term investments	139	2,160	NM
Other investments	1,473	773	(48)%
Total investments	175,529	172,488	(2)%
Cash and cash equivalents	9,479	7,779	(18)%
Restricted cash	796	628	(21)%
Investments in related parties
Available-for-sale securities, at fair value	10,402	9,821	(6)%
Trading securities, at fair value	1,781	878	(51)%
Equity securities, at fair value	284	279	(2)%
Mortgage loans	1,360	1,302	(4)%
Investment funds	7,391	1,569	(79)%
Funds withheld at interest	12,207	9,808	(20)%
Other investments	222	303	36%
Accrued investment income	962	1,328	38%
Reinsurance recoverable	4,594	4,367	(5)%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,362	5,576	4%
Goodwill	—	4,058	NM
Other assets	1,257	9,690	NM
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	—	1,063	NM
Mortgage loans	2,040	2,055	1%
Investment funds, at fair value	1,297	12,480	NM
Other investments, at fair value	—	101	NM
Cash and cash equivalents	154	362	135%
Other assets	32	112	250%
Total assets	$235,149	$246,047	5%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	Predecessor	Successor
	December 31, 2021	December 31, 2022	Δ
LIABILITIES
Interest sensitive contract liabilities	$156,325	$173,653	11%
Future policy benefits	42,488	55,328	30%
Debt	2,964	3,658	23%
Derivative liabilities	472	1,646	249%
Payables for collateral on derivatives and securities to repurchase	7,044	6,707	(5)%
Other liabilities	3,214	1,860	(42)%
Liabilities of consolidated variable interest entities	461	815	77%
Total liabilities	212,968	243,667	14%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	6,667	18,119	172%
Retained earnings (accumulated deficit)	11,033	(4,892)	NM
Accumulated other comprehensive income (loss)	2,430	(12,311)	NM
Total Athene Holding Ltd. shareholders' equity	20,130	916	(95)%
Noncontrolling interests	2,051	1,464	(29)%
Total equity	22,181	2,380	(89)%
Total liabilities and equity	$235,149	$246,047	5%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		December 31, 2022
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$75,163	42.9%	$80,800	41.1%
CLO	17,892	10.2%	19,881	10.1%
Credit	93,055	53.1%	100,681	51.2%
CML	21,438	12.2%	23,750	12.1%
RML	7,116	4.1%	11,147	5.7%
RMBS	6,969	4.0%	7,363	3.7%
CMBS	3,440	2.0%	4,495	2.3%
Real estate	38,963	22.3%	46,755	23.8%
ABS	20,376	11.6%	20,680	10.5%
Alternative investments	9,873	5.6%	12,079	6.1%
State, municipal, political subdivisions and foreign government	2,505	1.4%	2,715	1.4%
Equity securities	754	0.4%	1,737	0.9%
Short-term investments	111	0.1%	1,930	1.0%
U.S. government and agencies	212	0.1%	2,691	1.4%
Other investments	33,831	19.2%	41,832	21.3%
Cash and equivalents[2]	6,116	3.5%	5,481	2.8%
Policy loans and other[2]	1,266	0.7%	1,702	0.9%
Net invested assets excluding investment in Apollo	173,231	98.8%	196,451	100.0%
Investment in Apollo	2,112	1.2%	—	—%
Net invested assets	$175,343	100.0%	$196,451	100.0%

	A.M. Best	Standard & Poor’s	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A+	A+	A1
Athene Annuity and Life Company	A	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A	A+	A+	A1
Athene Life Insurance Company of New York	A	NR	NR	NR
Athene Annuity Re Ltd.	A	A+	A+	A1
Athene Life Re Ltd.	A	A+	A+	A1
Athene Life Re International Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	bbb+	A-	A-	NR
Senior notes	bbb+	A-	BBB+	Baa1

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments, including related parties, to net invested assets. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Prior period has been updated to reflect a reclassification between line items for comparability.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021[1]		December 31, 2022
	Invested Asset Value[2]	Percent of Total	Invested Asset Value[2]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Strategic origination platforms
Wheels Donlen	$590	6.0%	$662	5.5%
Redding Ridge	217	2.2%	624	5.2%
NNN Lease	637	6.5%	579	4.8%
MidCap	666	6.7%	604	5.0%
Foundation Home Loans	—	—%	302	2.5%
PK AirFinance	316	3.2%	251	2.1%
Aqua Finance	—	—%	267	2.2%
Other	99	1.0%	308	2.5%
Total strategic origination platforms	2,525	25.6%	3,597	29.8%
Strategic retirement services platforms
Athora	743	7.5%	1,012	8.4%
Catalina	442	4.6%	417	3.4%
FWD	400	4.1%	400	3.3%
Challenger	232	2.3%	294	2.4%
Venerable	219	2.2%	241	2.0%
Other	133	1.3%	20	0.2%
Total strategic retirement services platforms	2,169	22.0%	2,384	19.7%
Apollo and other fund investments
Equity
Real estate	1,105	11.2%	1,212	10.0%
Traditional private equity	689	7.0%	947	7.8%
Other	309	3.1%	189	1.6%
Total equity	2,103	21.3%	2,348	19.4%
Hybrid
Real estate	809	8.2%	1,289	10.7%
Other	1,282	13.0%	1,315	10.9%
Total hybrid	2,091	21.2%	2,604	21.6%
Yield	773	7.8%	885	7.3%
Total Apollo and other fund investments	4,967	50.3%	5,837	48.3%
Other	212	2.1%	261	2.2%
Net alternative investments[3]	$9,873	100.0%	$12,079	100.0%

1 Certain reclassifications have been made to conform with current year presentation. 2 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and VIEs, to net alternative investments. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 3 Net alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest and modco reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		December 31, 2022
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1 A-G	$51,514	46.6%	$58,470	52.1%
2 A-C	53,398	48.3%	49,067	43.7%
Total investment grade	104,912	94.9%	107,537	95.8%
3 A-C	4,247	3.8%	3,302	3.0%
4 A-C	1,100	1.0%	925	0.8%
5 A-C	88	0.1%	190	0.2%
6	214	0.2%	271	0.2%
Total below investment grade	5,649	5.1%	4,688	4.2%
Total AFS securities including related parties	$110,561	100.0%	$112,225	100.0%

NRSRO designation
AAA/AA/A	$44,501	40.2%	$51,926	46.3%
BBB	47,636	43.1%	44,783	39.9%
Non-rated[1]	10,754	9.7%	8,985	8.0%
Total investment grade[2]	102,891	93.0%	105,694	94.2%
BB	3,713	3.4%	3,176	2.8%
B	946	0.9%	749	0.7%
CCC	1,356	1.2%	1,055	0.9%
CC and lower	755	0.7%	584	0.5%
Non-rated[1]	900	0.8%	967	0.9%
Total below investment grade	7,670	7.0%	6,531	5.8%
Total AFS securities including related parties	$110,561	100.0%	$112,225	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	Predecessor		Successor			Predecessor		Successor
	December 31, 2021		December 31, 2022			December 31, 2021		December 31, 2022
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G2	$58,471	46.2%	$71,471	50.8%	AAA/AA/A	$49,785	39.3%	$60,869	43.3%
2 A-C2	59,840	47.2%	62,115	44.2%	BBB	53,163	42.0%	56,029	39.9%
Non-rated[2,3]	1,255	1.0%	506	0.4%	Non-rated[3]	14,140	11.2%	14,686	10.5%
Total investment grade	119,566	94.4%	134,092	95.4%	Total investment grade	117,088	92.5%	131,584	93.7%
3 A-C	5,310	4.2%	4,471	3.2%	BB	4,638	3.6%	4,217	3.0%
4 A-C	1,419	1.1%	1,259	0.9%	B	1,243	1.0%	990	0.7%
5 A-C	272	0.2%	407	0.3%	CCC	1,619	1.3%	1,431	1.0%
6	101	0.1%	326	0.2%	CC and lower	915	0.7%	906	0.6%
Non-rated[3]	—	—%	—	—%	Non-rated[3]	1,165	0.9%	1,427	1.0%
Total below investment grade	7,102	5.6%	6,463	4.6%	Total below investment grade	9,580	7.5%	8,971	6.3%
Total NAIC designated assets[4]	126,668	100.0%	140,555	100.0%	Total NRSRO designated assets[4]	126,668	100.0%	140,555	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,491	21.0%	3,998	16.8%	CM1	4,491	21.0%	3,998	16.8%
CM2	11,387	53.1%	14,008	59.0%	CM2	11,387	53.1%	14,008	59.0%
CM3	4,897	22.8%	5,216	22.0%	CM3	4,897	22.8%	5,216	22.0%
CM4	597	2.8%	447	1.9%	CM4	597	2.8%	447	1.9%
CM5	37	0.2%	81	0.3%	CM5	37	0.2%	81	0.3%
CM6	29	0.1%	—	—%	CM6	29	0.1%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	21,438	100.0%	23,750	100.0%	Total CMLs	21,438	100.0%	23,750	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	6,372	89.6%	10,636	95.4%	In good standing	6,372	89.6%	10,636	95.4%
90 days late	699	9.8%	422	3.8%	90 days late	699	9.8%	422	3.8%
In foreclosure	45	0.6%	89	0.8%	In foreclosure	45	0.6%	89	0.8%
Total RMLs	7,116	100.0%	11,147	100.0%	Total RMLs	7,116	100.0%	11,147	100.0%
Alternative investments	9,873		12,079		Alternative investments	9,873		12,079
Investment in Apollo	2,112		—		Investment in Apollo	2,112		—
Cash and equivalents[5]	6,116		5,481		Cash and equivalents[5]	6,116		5,481
Equity securities	754		1,737		Equity securities	754		1,737
Other[5,6]	1,266		1,702		Other[5,6]	1,266		1,702
Net invested assets	$175,343		$196,451		Net invested assets	$175,343		$196,451

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Prior period has been updated to reflect a reclassification between line items for comparability. 3 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 4 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 5 Prior period has been updated to reflect a reclassification between line items for comparability. 6 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets - RMBS, CLOs, ABS (Management view) Unaudited (In millions, except percentages)
	Predecessor		Successor			Predecessor		Successor
	December 31, 2021		December 31, 2022			December 31, 2021		December 31, 2022
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$5,868	84.2%	$6,125	83.2%	AAA/AA/A	$1,296	18.6%	$2,026	27.5%
2 A-C	374	5.4%	347	4.7%	BBB	563	8.1%	735	10.0%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,892	27.2%	1,647	22.4%
Total investment grade	6,242	89.6%	6,472	87.9%	Total investment grade	3,751	53.9%	4,408	59.9%
3 A-C	424	6.1%	455	6.2%	BB	217	3.1%	140	1.9%
4 A-C	226	3.2%	309	4.2%	B	221	3.2%	141	1.9%
5 A-C	49	0.7%	102	1.4%	CCC	1,501	21.5%	1,333	18.1%
6	28	0.4%	25	0.3%	CC and lower	866	12.4%	834	11.3%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	413	5.9%	507	6.9%
Total below investment grade	727	10.4%	891	12.1%	Total below investment grade	3,218	46.1%	2,955	40.1%
RMBS net invested assets	$6,969	100.0%	$7,363	100.0%	RMBS net invested assets	$6,969	100.0%	$7,363	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$11,201	62.6%	$12,455	62.7%	AAA/AA/A	$11,189	62.5%	$12,455	62.7%
2 A-C	6,537	36.5%	7,278	36.6%	BBB	6,543	36.6%	7,278	36.6%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	17,738	99.1%	19,733	99.3%	Total investment grade	17,732	99.1%	19,733	99.3%
3 A-C	130	0.8%	128	0.6%	BB	134	0.7%	128	0.6%
4 A-C	24	0.1%	20	0.1%	B	26	0.2%	20	0.1%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	154	0.9%	148	0.7%	Total below investment grade	160	0.9%	148	0.7%
CLO net invested assets	$17,892	100.0%	$19,881	100.0%	CLO net invested assets	$17,892	100.0%	$19,881	100.0%

CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$10,663	52.3%	$12,261	59.3%	AAA/AA/A	$10,269	50.4%	$11,780	57.0%
2 A-C	8,475	41.6%	7,301	35.3%	BBB	8,264	40.6%	7,248	35.0%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	526	2.6%	535	2.6%
Total investment grade	19,138	93.9%	19,562	94.6%	Total investment grade	19,059	93.6%	19,563	94.6%
3 A-C	837	4.1%	710	3.4%	BB	881	4.3%	709	3.4%
4 A-C	276	1.4%	229	1.1%	B	310	1.5%	229	1.1%
5 A-C	125	0.6%	157	0.8%	CCC	10	—%	33	0.2%
6	—	—%	22	0.1%	CC and lower	—	—%	22	0.1%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	116	0.6%	124	0.6%
Total below investment grade	1,238	6.1%	1,118	5.4%	Total below investment grade	1,317	6.4%	1,117	5.4%
ABS net invested assets	$20,376	100.0%	$20,680	100.0%	ABS net invested assets	$20,376	100.0%	$20,680	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	Predecessor		Successor
	December 31, 2021		December 31, 2022
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$84,423	52.1%	$87,532	47.5%
Fixed rate annuities	29,075	17.9%	39,571	21.5%
Total deferred annuities	113,498	70.0%	127,103	69.0%
Pension group annuities	18,589	11.5%	24,728	13.4%
Payout annuities	7,227	4.5%	9,444	5.1%
Funding agreements[1]	20,841	12.9%	21,538	11.7%
Life and other	1,796	1.1%	1,513	0.8%
Total net reserve liabilities	$161,951	100.0%	$184,326	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	Predecessor	Successor						Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	Q/Q	Y/Y	2021	2022	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning[2]	$156,852	$169,508	$174,234	$177,633	$182,160	3%	16%	$144,989	$169,508	17%
Gross inflows[3]	9,487	11,817	12,214	13,161	11,511	(13)%	21%	37,724	48,703	29%
Inflows attributable to ACRA noncontrolling interest	(2,302)	(2,271)	(3,184)	(1,993)	(1,305)	(35)%	(43)%	(10,329)	(8,753)	(15)%
Net inflows	7,185	9,546	9,030	11,168	10,206	(9)%	42%	27,395	39,950	46%
Net withdrawals	(3,593)	(4,072)	(4,062)	(5,803)	(4,925)	(15)%	37%	(14,761)	(18,862)	28%
Strategic reinsurance outflows	—	—	—	—	(4,862)	NM	NM	—	(4,862)	NM
Other reserve changes	1,507	(748)	(1,569)	(838)	1,747	NM	16%	4,328	(1,408)	NM
Net reserve liabilities – ending	$161,951	$174,234	$177,633	$182,160	$184,326	1%	14%	$161,951	$184,326	14%

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning[2]	$31,100	$33,559	$35,019	$37,274	$37,995	2%	22%	$24,618	$33,559	36%
Inflows	2,302	2,271	3,184	1,993	1,305	(35)%	(43)%	10,329	8,753	(15)%
Withdrawals	(751)	(811)	(863)	(1,197)	(1,277)	7%	70%	(2,773)	(4,148)	50%
Other reserve changes	282	—	(66)	(75)	359	NM	27%	759	218	(71)%
Reserve liabilities – ending	$32,933	$35,019	$37,274	$37,995	$38,382	1%	17%	$32,933	$38,382	17%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 As a result of the merger with AGM on January 1, 2022, we elected pushdown accounting under GAAP and recorded our assets and liabilities at their fair market value as of the date of the merger. As a result, our 1Q’22 net reserve liability beginning balance reflects certain purchase price adjustments as compared to the 4Q’21 ending balance. 3 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,643	23.8%	$28,643	23.8%
0.0% < 2.0%	1,765	1.5%	1,404	1.2%
2.0% < 4.0%	5,906	4.9%	3,780	3.1%
4.0% < 6.0%	12,483	10.3%	9,236	7.7%
6.0% or greater	71,696	59.5%	77,430	64.2%
	$120,493	100.0%	$120,493	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.8%	2.0%	7.8%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,643	23.8%	—%
Less than 2	20,600	17.1%	5.2%
2 to less than 4	20,947	17.4%	6.7%
4 to less than 6	22,700	18.8%	7.5%
6 to less than 8	12,486	10.4%	8.8%
8 to less than 10	11,687	9.7%	9.9%
10 or greater	3,430	2.8%	15.3%
	$120,493	100.0%

	Predecessor	Successor
	December 31, 2021	December 31, 2022	Δ
DEFERRED ANNUITY RIDER RESERVE SUMMARY
Net rider reserve	$5,147	$4,841	(5.9)%
Net account value with rider reserves	38,246	38,328	0.2%
Rider reserve as a percentage of account value with rider reserves	13.5%	12.6%	(90)bps

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

SPREAD RELATED EARNINGS (SRE) AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income (loss) available to AHL common shareholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs and ABS) and mortgage loans, investments held under the fair value option and our investment in Apollo, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to DAC and DSI amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives, Net of Offsets
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC and DSI amortization and changes to rider reserves. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with the Company’s Tender Offer for funding agreement backed notes.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit—Consists of the income tax effect of all income statement adjustments, including our Apollo investment, and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to AHL common shareholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under GAAP.
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common shareholder’s equity, preferred stock and the notional value of our debt. Adjusted AHL common shareholder’s equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD AND OTHER OPERATING EXPENSES
Net investment spread is a key measure of profitability. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others, primarily the non-controlling interest portion of Athene’s business ceded to ACRA.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest as well as the gain or loss on our investment in Apollo. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Other liability costs include DAC, DSI and VOBA amortization, change in rider reserves, the cost of liabilities on products other than deferred annuities and institutional products, premiums, product charges and other revenues. We exclude the costs related to business that we have exited through ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations and profitability. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.
•Net investment earned rate, cost of funds, and net investment spread are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income or total benefits and expenses presented under GAAP.
•Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense and policy acquisition expenses. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheet with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets also includes our investment in Apollo for prior periods. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) long-term repurchase obligations, (d) dividends payable to policyholders and (e) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under GAAP.

SALES
Sales statistics do not correspond to revenues under GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our consolidated statements of income (loss).

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22
RECONCILIATION OF TOTAL AHL SHAREHOLDERS’ EQUITY (DEFICIT) TO TOTAL ADJUSTED AHL COMMON SHAREHOLDER’S EQUITY
Total AHL shareholders' equity (deficit)	$20,130	$11,149	$3,725	$(1,346)	$916
Less: Preferred stock	2,312	2,667	2,667	2,667	3,154
Total AHL common shareholder's equity (deficit)	17,818	8,482	1,058	(4,013)	(2,238)
Less: Accumulated other comprehensive income (loss)	2,430	(4,674)	(9,787)	(13,755)	(12,311)
Less: Accumulated change in fair value of reinsurance assets	585	(1,241)	(2,464)	(3,316)	(3,046)
Less: Accumulated change in fair value of mortgage loan assets	—	(533)	(1,273)	(1,990)	(2,091)
Total adjusted AHL common shareholder's equity	$14,803	$14,930	$14,582	$15,048	$15,210

RECONCILIATION OF DEBT TO CAPITAL RATIO TO ADJUSTED DEBT TO CAPITAL RATIO
Total debt	$2,964	$3,287	$3,279	$3,271	$3,658
Less: Adjustment to arrive at notional debt	(36)	287	279	271	258
Notional debt	$3,000	$3,000	$3,000	$3,000	$3,400

Total debt	$2,964	$3,287	$3,279	$3,271	$3,658
Total AHL shareholders' equity (deficit)	20,130	11,149	3,725	(1,346)	916
Total capitalization	23,094	14,436	7,004	1,925	4,574
Less: Accumulated other comprehensive income (loss)	2,430	(4,674)	(9,787)	(13,755)	(12,311)
Less: Accumulated change in fair value of reinsurance assets	585	(1,241)	(2,464)	(3,316)	(3,046)
Less: Accumulated change in fair value of mortgage loan assets	—	(533)	(1,273)	(1,990)	(2,091)
Less: Adjustment to arrive at notional debt	(36)	287	279	271	258
Total adjusted capitalization	$20,115	$20,597	$20,249	$20,715	$21,764

Debt to capital ratio	12.8%	22.8%	46.8%	169.9%	80.0%
Accumulated other comprehensive income (loss)	1.6%	(5.1)%	(22.3)%	(111.3)%	(44.7)%
Accumulated change in fair value of reinsurance assets	0.4%	(1.4)%	(5.6)%	(26.9)%	(11.1)%
Accumulated change in fair value of mortgage loan assets	—%	(0.6)%	(2.9)%	(16.1)%	(7.6)%
Adjustment to arrive at notional debt	0.1%	(1.1)%	(1.2)%	(1.1)%	(1.0)%
Adjusted debt to capital ratio	14.9%	14.6%	14.8%	14.5%	15.6%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	Predecessor	Successor				Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	2021	2022
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO AHL COMMON SHAREHOLDER TO NORMALIZED SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$1,060	$(1,518)	$(2,155)	$(936)	$306	$3,718	$(4,303)
Preferred stock dividends	35	35	35	35	36	141	141
Net income (loss) attributable to noncontrolling interests	52	(883)	(1,072)	(476)	339	(59)	(2,092)
Net income (loss)	1,147	(2,366)	(3,192)	(1,377)	681	3,800	(6,254)
Income tax expense (benefit)	190	(407)	(484)	(210)	125	386	(976)
Income (loss) before income taxes	1,337	(2,773)	(3,676)	(1,587)	806	4,186	(7,230)
Less: Total adjustments to income (loss) before income taxes	883	(3,443)	(4,118)	(2,163)	170	1,677	(9,554)
Spread related earnings	454	670	442	576	636	2,509	2,324
Normalization of alternative investment income to 11%, net of offsets	(68)	(143)	128	79	13	(609)	77
Other notable items	34	(39)	(35)	(59)	35	(52)	(72)
Normalized spread related earnings	$420	$488	$535	$596	$684	$1,848	$2,329

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
GAAP net investment income	$1,942	$1,683	$1,726	$1,843	$2,319	$7,100	$7,571
Change in fair value of reinsurance assets	318	220	50	11	52	1,451	333
VIE earnings and noncontrolling interest	35	79	91	219	197	108	586
Alternative gains (losses)	19	18	(28)	10	41	144	41
ACRA noncontrolling interest	(239)	(305)	(347)	(407)	(446)	(943)	(1,505)
Reinsurance impacts	—	—	—	—	(41)	—	(41)
Apollo investment (gain) loss	(404)	(33)	—	—	—	(864)	(33)
Held for trading amortization and other	10	(7)	(4)	45	(73)	83	(39)
Total adjustments to arrive at net investment earnings	(261)	(28)	(238)	(122)	(270)	(21)	(658)
Total net investment earnings	$1,681	$1,655	$1,488	$1,721	$2,049	$7,079	$6,913

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
GAAP net investment income	4.60%	3.71%	3.70%	3.83%	4.74%	4.44%	4.01%
Change in fair value of reinsurance assets	0.75%	0.49%	0.11%	0.02%	0.11%	0.90%	0.18%
VIE earnings and noncontrolling interest	0.08%	0.17%	0.19%	0.46%	0.40%	0.07%	0.31%
Alternative gains (losses)	0.05%	0.04%	(0.06)%	0.02%	0.08%	0.09%	0.02%
ACRA noncontrolling interest	(0.57)%	(0.67)%	(0.74)%	(0.85)%	(0.91)%	(0.59)%	(0.80)%
Reinsurance impacts	—%	—%	—%	—%	(0.08)%	—%	(0.02)%
Apollo investment (gain) loss	(0.96)%	(0.07)%	—%	—%	—%	(0.54)%	(0.02)%
Held for trading amortization and other	0.03%	(0.02)%	(0.01)%	0.10%	(0.15)%	0.05%	(0.02)%
Total adjustments to arrive at net investment earned rate	(0.62)%	(0.06)%	(0.51)%	(0.25)%	(0.55)%	(0.02)%	(0.35)%
Net investment earned rate	3.98%	3.65%	3.19%	3.58%	4.19%	4.42%	3.66%

Average net invested assets	$168,863	$181,398	$186,788	$192,231	$195,804	$160,019	$188,742

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	Predecessor	Successor				Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	2021	2022
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
GAAP benefits and expenses	$5,445	$2,504	$5,471	$3,896	$2,982	$22,134	$14,853
Premiums	(2,967)	(2,110)	(5,614)	(3,045)	(869)	(14,262)	(11,638)
Product charges	(160)	(166)	(175)	(184)	(193)	(621)	(718)
Other revenues	(14)	3	9	26	(10)	(72)	28
FIA option costs	287	294	306	322	342	1,125	1,264
Reinsurance impacts	11	12	12	12	(19)	49	17
Non-operating change in insurance liabilities and embedded derivatives, net of offsets	(1,077)	350	903	198	(513)	(2,989)	938
DAC and DSI amortization related to investment gains and losses[1]	41	10	26	19	9	115	64
Rider reserves related to investment gains and losses	(5)	124	141	98	16	(4)	379
Policy and other operating expenses, excluding policy acquisition expenses	(242)	(247)	(260)	(294)	(309)	(772)	(1,110)
AmerUs Closed Block fair value liability	7	127	114	77	(27)	57	291
ACRA noncontrolling interest	(265)	(87)	(26)	(169)	(248)	(759)	(530)
Other	12	12	(21)	10	58	(8)	59
Total adjustments to arrive at cost of funds	(4,372)	(1,678)	(4,585)	(2,930)	(1,763)	(18,141)	(10,956)
Total cost of funds	$1,073	$826	$886	$966	$1,219	$3,993	$3,897

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
GAAP benefits and expenses	12.90%	5.52%	11.72%	8.11%	6.09%	13.83%	7.87%
Premiums	(7.03)%	(4.65)%	(12.02)%	(6.34)%	(1.78)%	(8.91)%	(6.17)%
Product charges	(0.38)%	(0.37)%	(0.37)%	(0.38)%	(0.39)%	(0.39)%	(0.38)%
Other revenues	(0.03)%	0.01%	0.02%	0.06%	(0.02)%	(0.04)%	0.01%
FIA option costs	0.68%	0.65%	0.65%	0.67%	0.70%	0.70%	0.67%
Reinsurance impacts	0.02%	0.03%	0.03%	0.02%	(0.04)%	0.03%	0.01%
Non-operating change in insurance liabilities and embedded derivatives, net of offsets	(2.55)%	0.77%	1.93%	0.41%	(1.05)%	(1.87)%	0.50%
DAC and DSI amortization related to investment gains and losses[1]	0.10%	0.02%	0.06%	0.04%	0.02%	0.07%	0.03%
Rider reserves related to investment gains and losses	(0.01)%	0.27%	0.30%	0.20%	0.03%	—%	0.20%
Policy and other operating expenses, excluding policy acquisition expenses	(0.57)%	(0.55)%	(0.56)%	(0.61)%	(0.63)%	(0.48)%	(0.59)%
AmerUs Closed Block fair value liability	0.01%	0.28%	0.24%	0.16%	(0.05)%	0.04%	0.15%
ACRA noncontrolling interest	(0.63)%	(0.19)%	(0.06)%	(0.35)%	(0.51)%	(0.47)%	(0.28)%
Other	0.03%	0.03%	(0.04)%	0.02%	0.12%	(0.01)%	0.04%
Total adjustments to arrive at cost of funds	(10.36)%	(3.70)%	(9.82)%	(6.10)%	(3.60)%	(11.33)%	(5.81)%
Total cost of funds	2.54%	1.82%	1.90%	2.01%	2.49%	2.50%	2.06%

Average net invested assets	$168,863	$181,398	$186,788	$192,231	$195,804	$160,019	$188,742

1 Periods prior to the merger include VOBA amortization related to investment gains and losses.

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	Predecessor	Successor				Predecessor	Successor
	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	2021	2022
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
GAAP policy and other operating expenses	$333	$335	$358	$388	$412	$1,128	$1,493
Interest expense	(39)	(33)	(41)	(68)	(85)	(139)	(227)
Policy acquisition expenses, net of deferrals	(91)	(88)	(98)	(94)	(103)	(356)	(383)
Integration, restructuring and other non-operating expenses	(70)	(34)	(33)	(37)	(29)	(134)	(133)
Stock compensation expenses[1]	(11)	(12)	(13)	(15)	(16)	(38)	(56)
ACRA noncontrolling interest	(22)	(51)	(59)	(73)	(48)	(93)	(231)
Other changes in policy and other operating expenses	(2)	(8)	(5)	19	(3)	(9)	3
Total adjustments to arrive at other operating expenses	(235)	(226)	(249)	(268)	(284)	(769)	(1,027)
Other operating expenses	$98	$109	$109	$120	$128	$359	$466

				Predecessor		Successor
				December 31, 2021		December 31, 2022
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties				$209,176		$196,448
Derivative assets				(4,387)		(3,309)
Cash and cash equivalents (including restricted cash)				10,275		8,407
Accrued investment income				962		1,328
Net receivable (payable) for collateral on derivatives[2]				(3,902)		(1,486)
Reinsurance funds withheld and modified coinsurance				(1,035)		1,423
VIE and VOE assets, liabilities and noncontrolling interest				2,958		12,747
Unrealized (gains) losses				(4,057)		22,284
Ceded policy loans				(169)		(179)
Net investment receivables (payables)[2]				43		186
Allowance for credit losses				361		471
Other investments				—		(10)
Total adjustments to arrive at gross invested assets				1,049		41,862
Gross invested assets				210,225		238,310
ACRA noncontrolling interest				(34,882)		(41,859)
Net invested assets				$175,343		$196,451

1 Stock compensation expense was updated to include our long-term incentive plan expense. 2 Prior period has been updated to reflect a reclassification between line items for comparability.

Non-GAAP Reconciliations Unaudited (in millions)

	Predecessor	Successor
	December 31, 2021	December 31, 2022
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and VIEs	$9,866	$14,128
Equity securities[1]	872	509
CLO and ABS equities included in trading securities[1]	1,418	225
Investment in Apollo	(2,112)	—
Investment funds within funds withheld at interest	1,807	1,126
Royalties and other assets included in other investments	50	15
Net assets of the VIE, excluding investment funds	(772)	(2,041)
Unrealized (gains) losses	14	44
ACRA noncontrolling interest	(1,270)	(1,836)
Other assets	—	(91)
Total adjustments to arrive at net alternative investments	7	(2,049)
Net alternative investments	$9,873	$12,079

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$212,968	$243,667
Debt	(2,964)	(3,658)
Derivative liabilities	(472)	(1,646)
Payables for collateral on derivatives and securities to repurchase	(6,446)	(3,841)
Other liabilities	(2,975)	(1,635)
Liabilities of consolidated VIEs	(461)	(815)
Reinsurance impacts	(4,594)	(9,186)
Policy loans ceded	(169)	(179)
ACRA noncontrolling interest	(32,933)	(38,382)
Other	(3)	1
Total adjustments to arrive at net reserve liabilities	(51,017)	(59,341)
Net reserve liabilities	$161,951	$184,326

1 Prior period has been updated to reflect a reclassification between line items for comparability.